Exhibit No. 99

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                                             WFMBS MORTGAGE LOAN POOL
                                        20-YEAR THROUGH 30-YEAR FIXED RATE
                                             NON-RELOCATION MORTGAGES
                                               WFMBS SERIES 2003-04
                                             POOL PROFILE (4/10/2003)

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                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $500,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-May-03
     INTEREST RATE RANGE                                           5.5 - 9.25
     GROSS WAC                                                         6.080%            (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                               1 bps
     WAM (in months)                                                      355                (+/- 2 month)

     WALTV                                                                64%                (maximum +5%)

     CALIFORNIA %                                                         50%                (maximum 50%)

     AVERAGE LOAN BALANCE                                            $454,370           (maximum $525,000)
     LARGEST INDIVIDUAL LOAN BALANCE                                 $999,004         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 21%               (maximum  +5%)

     PRIMARY RESIDENCE %                                                  96%                (minimum -5%)

     SINGLE-FAMILY DETACHED %                                             92%                (minimum -5%)

     FULL DOCUMENTATION %                                                 45%                (minimum -5%)

     UNINSURED > 80% LTV %                                                 0%                (maximum +1%)

     WA FICO                                                              740                (minimum -10)



                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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     (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                WFMBS MORTGAGE LOAN POOL
                                           20-YEAR THROUGH 30-YEAR FIXED RATE
                                                NON-RELOCATION MORTGAGES
                                                  WFMBS SERIES 2003-04
                                                POOL PROFILE (4/10/2003)
                                                   PRICING INFORMATION

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
     RATING AGENCIES                                              TBD by Wells Fargo

     PASS THRU RATE                                                            5.50%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.03%

     PRICING DATE                                                          10-Apr-03

     FINAL STRUCTURE DUE DATE                                              09-May-03                9:00 AM

     SETTLEMENT DATE                                                       29-May-03

     ASSUMED SUB LEVELS                                                          AAA           2.70%
                                                                                  AA           1.35%
                                                                                   A           0.85%
                                                                                 BBB           0.50%
                                                                                  BB           0.30%
                                                                                   B           0.15%

                                                             Note:  AAA Class will be rated by two rating agencies.
                                                             AA through B Classes will be rated by one rating agency.



WFASC SECURITIZATION PROGRAM AS FOLLOWS:

     1)  ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
     2)  CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
     3)  SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
     4)  WELLS FARGO BANK MINNESOTA, N.A. WILL ACT AS CUSTODIAN.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-04. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFMBS CONTACTS                                          Brad Davis (301) 846-8009
                                                        Mike Miller (301) 815-6397
                                                        Gretchen Markley (301) 846-8356



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                                                     WFASC DENOMINATION POLICY
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                                                                             MINIMUM                 PHYSICAL        BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                       DENOMINATION            CERTIFICATES     CERTIFICATES
                                                                             (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                         $25,000                Allowed             Allowed

Companion classes for PAC, TAC, Scheduled Classes                            $100,000                Allowed             Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component certificates              $100,000                Allowed             Allowed

Notional and Nominal Face IO                                                   (2)                   Allowed             Allowed

Leveraged Inverse Floater IO                                                   (2)                   Required          Not Allowed

Residual Certificates                                                          (3)                   Required          Not Allowed

All other types of Class A Certificates                                        (5)                     (5)                 (5)


CLASS B (Investment Grade)                                                   $100,000                Allowed             Allowed

CLASS B (Non-Investment Grade)                                               $250,000                Required          Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.